UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 3, 2010, KAR Auction Services, Inc. (the “Company”) issued the following press releases:

•	“KAR Auction Services Announces Proposed Credit Agreement Amendment”;

•	“ADESA Expands National Footprint: ADESA Acquires Six Used Vehicle Auctions from Premier Auction Group”; and

•	“ADESA Breaks Ground on New Auction Facility in Las Vegas”.

A copy of the Company’s press releases are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	“KAR Auction Services Announces Proposed Credit Agreement Amendment” dated November 3, 2010

99.2	“ADESA Expands National Footprint: ADESA Acquires Six Used Vehicle Auctions from Premier Auction Group” dated November 3, 2010

99.3	“ADESA Breaks Ground on New Auction Facility in Las Vegas” dated November 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2010	KAR AUCTION SERVICES, INC.

	By:	/s/ Eric M. Loughmiller

	Name:	Eric M. Loughmiller

	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	“KAR Auction Services Announces Proposed Credit Agreement Amendment” dated November 3, 2010

99.2	“ADESA Expands National Footprint: ADESA Acquires Six Used Vehicle Auctions from Premier Auction Group” dated November 3, 2010

99.3	“ADESA Breaks Ground on New Auction Facility in Las Vegas” dated November 3, 2010